                                                                 EXHIBIT 10.33


                                 ALLWASTE, INC.
                  NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN


                                   ARTICLE I
                                    PURPOSE

         Allwaste, Inc. (the "Company") is dependent for the successful conduct of its business on the initiative, effort and judgment of its directors. This Non-Employee Director Restricted Stock Plan is intended to promote the interests of the Company by providing the Board of Directors of the Company with an incentive to increase the value of the Company's Common Stock.

                                   ARTICLE II
                                  DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

(a) "AWARD" shall mean a grant of Restricted Stock on an annual basis pursuant to the terms of this Plan.

(b)  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

(c) "COMMON STOCK" shall mean the Company's common stock, $.01 par value per share.

(d) "FAIR MARKET VALUE" of a share of Common Stock shall mean the closing sales price as reported on the New York Stock Exchange.

(e) "PARTICIPANT" shall mean a non-employee member of the Board of Directors of the Company who is eligible to participate in the Plan.

(f) "PLAN" shall mean the Allwaste, Inc. Non-Employee Director Restricted Stock Plan, as it is amended from time to time.

(g) "RESTRICTED PERIOD" shall mean the period of time for the purpose of determining when restrictions are in effect with respect to the Restricted Stock awarded under the Plan.

(h) "RESTRICTED STOCK" shall mean a share of Common Stock that is granted pursuant to this Plan and that is subject to the restrictions set forth in this Plan for so long as such restrictions continue to apply to such shares.

                                  ARTICLE III
                                 EFFECTIVE DATE

         The Plan shall become effective on approval by the Board of Directors of the Company.


                                   ARTICLE IV
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors. The Board of Directors shall have full authority, in its discretion, to (i) determine which individuals are eligible to receive an Award (subject to the provisions of Article VI), (ii) determine the number of shares to be subject to such Award (subject to the provisions of Article VII), and (iii) determine the applicable Restricted Periods (subject to the provisions of Article VIII). The Board of Directors shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed thereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement applicable to each Award, and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The Board of Directors may delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purposes. The determinations of the Board of Directors on the matters referred to in this Article shall be final and binding on all parties.


                                   ARTICLE V
                           SHARES SUBJECT TO THE PLAN

         The Board of Directors shall annually grant Awards to any director determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI hereof. Subject to Article IX hereof, the aggregate number of shares of Restricted Stock that may be issued under the Plan shall not exceed 500,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of the Participant terminate, any shares of Restricted Stock subject to such Award shall again be available for the grant of an Award. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                  ARTICLE VI
                                  ELIGIBILITY

         Awards may be granted only to persons who, at the time of the grant, are non-employee directors of the Company. An Award may be granted on more than one occasion to the same person.


                                  ARTICLE VII
                                GRANT OF AWARDS

         Each Participant shall receive an annual Award on the second trading day in September equal to that number of shares of Restricted Stock whose Fair Market Value on the first trading day in September equals $15,000. Any fractional shares resulting from such an Award shall be rounded up to the nearest whole share.


                                 ARTICLE VIII
                                TERMS OF AWARDS

         The restrictions shall lapse with respect to 25% of the shares of Restricted Stock granted in an Award on the anniversary date one year after the date of the Award. The restrictions shall lapse with respect to an additional 25% of the shares of Restricted Stock granted in an Award on the anniversary date two years after the date of the Award. The restrictions shall lapse with respect to an additional 25% of the shares of Restricted Stock granted in an Award on the anniversary date three years after the date of the Award. The restrictions shall lapse with respect to the final 25% of the shares of Restricted Stock granted in an Award on the anniversary date four years after the date of the Award.

         Notwithstanding anything in this Plan to the contrary, on a Change in Control (as defined below) any and all restrictions on Restricted Stock shall immediately lapse. For the purposes of this Plan, Change in Control shall mean:

                 (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege),
(ii) any acquisition by
the Company, (iii) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clauses
(1), (2) and (3) of subsection (c) below are satisfied; or

                 (b) Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or (2) a plan or agreement to replace a majority of the members of the Board of Directors of the Company then comprising the Incumbent Board; or

                 (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case unless, immediately following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan(s) (or related trusts)) of the Company and/or its subsidiaries or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                 (d) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company and/or its subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Company Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         Restricted Stock granted pursuant to an Award shall be represented by stock certificates in the name of the Participant. The Participant shall have the right to receive dividends during the Restriction Period, to vote shares of Restricted Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificates until the Restricted Period shall have expired, (ii) the Company shall retain custody of the stock certificates during the Restricted Period,
(iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Restricted Stock during the Restricted Period, and (iv) a breach by the Participant of the terms and conditions established by the Board of Directors pursuant to the Award shall cause a forfeiture of the Award. At the time of such Award, the Board of Directors may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award. At the time of an Award, the Participant shall enter into an agreement with the Company, in a form specified by the Board of Directors, agreeing to the terms and conditions of the Award and any other matters as the Board of Directors shall in its sole discretion determine.

         A Participant shall not be required to make any payment for Restricted Stock received pursuant to an Award, except to the extent otherwise required by law or the Board of Directors. The Board of Directors may, in its discretion, grant an Award under this Plan in exchange for the surrender or cancellation of options granted under another plan of the Company.

                                   ARTICLE IX
                               CORPORATE CHANGES

         Awards and any agreements evidencing such Awards shall be subject to adjustment by the Board of Directors at its discretion as to the number of shares of Common Stock or other matters relating to such Awards in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Restricted Stock.


                                    ARTICLE X
                                   AMENDMENTS

         The Board of Directors may amend the Plan at any time; provided that it may not, without the approval of any affected Participant, amend the Plan to materially decrease benefits to a Participant with respect to an Award.

                                   ARTICLE XI
                               TRANSFERS ON DEATH

         On the death of a Participant, outstanding Awards made to such Participant under the Plan may be held only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any shares of Restricted Stock shall be effective to bind the Company unless the Board of Directors shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant.


                                  ARTICLE XII
                                 MISCELLANEOUS

         Neither the adoption of the Plan nor any action of the Board of Directors shall be deemed to give any person a right to an Award or any other rights hereunder except as may be evidenced by an Award duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

         The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.
Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board of Directors may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable.

         Whenever shares of Common Stock are to be issued with respect to a share of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such occurrence prior to the delivery of any certificate or certificates for such shares. In lieu of remitting cash to the Company to satisfy these withholding obligations, the Participant may (i) request that the Company deliver the certificate representing such shares to the Participant's broker so that a portion of such shares may be sold to pay such taxes or (ii) request that the Company redeem a portion of such shares for the payment of such tax obligations, which redemption will be made solely in the discretion of the Company. In the event that the Company elects not to redeem a portion of such shares, the Participant must either remit cash to the Company for such tax requirements or remit sale proceeds from a portion of such shares as provided in subparagraph (i) in the foregoing sentence.

         Nothing contained in the Plan shall confer on any person any right with respect to service as a director of the Company.

         The Company shall not be obligated to issue any shares of Restricted Stock until there has been compliance with such laws and regulations as the Company may deem applicable. No fractional shares of Restricted Stock shall be delivered.